EXHIBIT 31.2

CERTIFICATION PURSUANT TO RULE 13a-14(a) or RULE 15d-14(a),
AS ADOPTED PURSUANT TO SECTION 302
OF THE SARBANES-OXLEY ACT OF 2002

I, Marty J. Schwenner, certify that:

1.	I have reviewed this transition report on Form 10-K of Magnetek, Inc.; and

2.
Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

/s/ MARTY J. SCHWENNER
Marty J. Schwenner
Vice President and Chief Financial Officer

Date: February 1, 2013